ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO

SEMI-ANNUAL REPORT
DECEMBER 31, 1995



LETTER TO SHAREHOLDERS              ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

February 12, 1996

Dear Shareholder:

The U.S. bond market continued its impressive, broad-based rally over the past six months. Despite stronger economic growth, the rally strengthened, as restrained inflationary pressures and a more accommodative monetary policy buoyed investor confidence. Corporate and government securities outperformed mortgages, with all sectors providing strong positive returns. Across all major sectors of the U.S. fixed income market, longer-duration securities outperformed shorter-duration securities as interest rates for all maturities declined. Outside the U.S., emerging market and other foreign debt prices rose sharply as positive developments in Latin America and Central Europe encouraged foreign investors.

INVESTMENT RESULTS
The following table shows the Corporate Bond Portfolio's investment results over the six- and twelve-month periods ended December 31, 1995. Also shown for comparison are the total returns for the overall U.S. bond market, represented by the unmanaged Lehman Brothers (LB) Aggregate Bond Index, and for the average of its Lipper universe of 82 BBB-rated corporate debt funds. These funds have generally similar investment objectives to your Fund though some funds included in the average may have somewhat different investment policies.


                         Total Returns Through December 31, 1995
                                     Six Months    Twelve Months
                                     ----------    -------------
  ALLIANCE CORPORATE BOND PORTFOLIO
    Class A                            +12.27%        +27.98%
    Class B                            +11.90%        +27.19%
    Class C                            +11.81%        +27.19%

  LB AGGREGATE BOND INDEX               +7.41%        +21.87%

  LIPPER BBB-RATED CORP.
    DEBT FUNDS AVG.                    +14.48%        +20.07%


Total returns are based on the net asset values of each class of shares as of December 31; additional investment results appear on page 3.

ECONOMIC REVIEW
While the U.S. economy slowed in the first half of 1995, growth reaccelerated in the third quarter due to larger than expected increases in residential housing, government spending and business inventories. Fourth quarter economic growth appears to have been less robust, however. Retail sales remained weak despite significant discounting during the holiday season. Gains in real disposable income have slowed and personal debt levels continue to escalate. Growth also remains sluggish in the manufacturing sector. The National Association of Purchasing Management (NAPM) Index was steady at 46.0% in December but has remained below 50% for five consecutive months. (A reading below 50% signals a slowdown in manufacturing output.)

Inflation data remain very favorable to the bond market. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The benign inflation outlook and the chance of a significant federal government deficit reduction package may allow the Federal Reserve to further cut interest rates in the months ahead.

INVESTMENT OUTLOOK
It is our view that U.S. economic growth will remain modest in the period ahead. Our forecast calls for a fixed base year GDP growth rate of 2.0% in the first six months of the year ('fixed based year' refers to the government's traditional GDP measure versus the new 'chain-weighted' measure). With few inflationary pressures on the horizon, we expect the Federal Reserve to cut interest rates further to stimulate consumer expenditures and investment. If our forecast proves correct, the result should be further gains in U.S. bond prices. While yield spreads for corporate bonds have narrowed relative to Treasuries, we expect selected corporate securities to continue to perform well. Even in an environment of slower economic growth, demand for the bonds of corporations that have improved their balance sheets and enacted cost containment measures should remain strong.


1



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Outside the U.S., our long-term outlook for foreign debt remains positive. In emerging markets, we believe risk premiums are still too high and will narrow in many countries where economic prospects are improving.

Thank you for your continued interest and investment in Alliance Corporate Bond Portfolio. As always we look forward to reporting its progress to you in coming periods.

Sincerely,

John D. Carifa
Chairman and President

Wayne D. Lyski
Senior Vice President


2



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

Alliance Bond Fund Corporate Bond Portfolio seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will seek capital appreciation. It invests primarily in a diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.

INVESTMENT RESULTS
AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1995


CLASS A SHARES
                             WITHOUT           WITH
                          SALES CHARGE     SALES CHARGE
                          -----------------------------
 . One Year                   +27.98%          +22.52%
 . Five Years                 +14.39%          +13.40%
 . Ten Years                  +11.54%          +11.06%
SEC Yield                      8.23%

CLASS B SHARES
                             WITHOUT           WITH
                          SALES CHARGE     SALES CHARGE
                          -----------------------------
 . One Year                   +27.19%          +24.19%
 . Since Inception*           +12.87%          +12.60%
SEC Yield                      7.89%

CLASS C SHARES
 . One Year                   +27.19%
 . Since Inception*            +9.68%
SEC Yield                      7.90%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended December 31, 1995.


*  Inception: 1/8/93, Class B; 5/3/93, Class C.


3



PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995 (UNAUDITED)       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

STANDARD &                                    PRINCIPAL
POOR'S                                          AMOUNT
RATINGS(A)                                       (000)          VALUE
------------------------------------------------------------------------
      CORPORATE DEBT OBLIGATIONS-74.6%
      FINANCIAL-19.8%
BB+   CCP Insurance, Inc.
        10.50%, 12/15/04                        $29,000     $ 31,247,500
BB+   Firstbank Puerto Rico
        7.625%, 12/15/05                         20,000       19,775,000
B-    Home Holdings, Inc.
        8.625%, 12/15/03                         33,165       25,868,700
A-    Nationsbank Corp.
        7.25%, 10/15/25                          20,000       20,812,060
BBB   RHG Finance Co.
        8.875%, 10/01/05                         25,000       26,125,000
                                                            ------------
                                                             123,828,260

      INSURANCE-16.1%
BBB-  Farmers Insurance Exchange
        8.625%, 5/01/24 (b)                      30,050       30,573,892
BBB   Life Insurance Co. New York
        11.24%, 8/15/24 (b)                      20,000       16,452,000
A1    National Life Vermont
        8.25%, 3/01/24 (b)                       18,000       17,924,400
NR    Prudential Insurance Co. America
        8.30%, 7/01/25 (b)                       33,000       35,619,936
                                                            ------------
                                                             100,570,228

      YANKEES-10.8%
NR    Consorcio Grupo Dina
        10.50%, 11/18/97                         10,000        7,650,000
NR    Grupo Mexicano de Desarrollo
        8.25%, 2/17/01                           25,200       10,710,000
BBB   Mc Cuernavaca Trust
        9.25%, 7/25/01 (b)                       27,566       18,744,579
BBB-  Transgas De Occidente S.A.
        9.79%, 11/01/10 (b)                      30,000       30,450,000
                                                            ------------
                                                              67,554,579

      MEDIA-9.1%
BBB-  Tele-Communications, Inc.
        10.125%, 4/15/22                         23,000       28,714,879
BBB-  Time Warner Entertainment
        9.15%, 2/01/23                           25,000       28,351,000
                                                            ------------
                                                              57,065,879

      UTILITIES-6.1%
BB+   Beaver Valley Power Station II
        Funding Corp.
        8.68%, 6/01/17                           25,000       24,474,250
B+    Niagara Mohawk Power Corp.
        8.77%, 1/01/18                           14,500       13,669,150
                                                            ------------
                                                              38,143,400

      INDUSTRIAL-5.9%
BB-   Federated Department Stores Inc.
        8.125%, 10/15/02                         10,000       10,100,000
BBB-  RJR Nabisco, Inc.
        7.625%, 9/15/03                          27,555       26,726,862
                                                            ------------
                                                              36,826,862

      GENERAL INDUSTRIAL-4.5%
BBB-  Parker & Parsley Petroleum Co.
        8.25%, 8/15/07                           26,250       28,291,620

      TELEPHONE-2.3%
BB    Telewest Plc
        9.625%, 10/01/06                          5,500        5,616,875
        Senior Discount Debenture
        Zero coupon, 10/01/07                    14,000        8,487,500
                                                            ------------
                                                              14,104,375
      Total Corporate Debt Obligations
        (cost $467,671,849)                                  466,385,203

      SOVEREIGN DEBT OBLIGATIONS-16.6%
      ARGENTINA-5.9%
NR    Argentina Bocon Pre 2 FRB
        5.9375%, 4/01/01                         24,693       19,459,385
NR    Repackaged Argentina Domestic
        Security Trust
        14.75%, 9/01/02 (b)                      18,000       17,370,000
                                                            ------------
                                                              36,829,385

      BULGARIA-5.2%
NR    Bulgaria National Republic FRB
        6.75%, 7/28/11                           70,000       32,418,750

      CANADA-5.5%
A+    Quebec Province Canada
        7.50%, 7/15/23                           33,000       34,755,897


4



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

STANDARD &                                    PRINCIPAL
POOR'S                                          AMOUNT
RATINGS(A)                                       (000)          VALUE
------------------------------------------------------------------------
        Total Sovereign Debt Obligations
          (cost $100,682,712)                               $104,004,032

        U.S. GOVERNMENT/AGENCY OBLIGATIONS-16.2%
        U.S. TREASURY SECURITIES-11.5%
AAA     U.S. Treasury Bond
          6.875%, 8/15/25                      $ 12,000       13,533,720
AAA     U.S. Treasury Notes
          7.25%, 8/15/04                         22,000       24,464,660
AAA     U.S. Treasury Strip
          Zero coupon, 5/15/09                   73,600       33,610,912
                                                            ------------
                                                              71,609,292

        FEDERAL NATIONAL MORTGAGE ASSOCIATION-2.6%
AAA     Federal National Mortgage Assn.
          Zero coupon, 10/09/19                  75,800       16,356,124

        TENNESSEE VALLEY AUTHORITY-2.1%
AAA     Tennessee Valley Authority
          Zero coupon, 11/01/25                 100,000       13,300,000
        Total U.S. Government/Agency
          Obligations
          (cost $99,250,758)                                 101,265,416

        SHORT TERM INVESTMENTS-0.4%
A1+/P1  COMMERCIAL PAPER-0.4%
        General Electric Credit Corp.
          5.55%, 1/02/96
          (amortized cost $2,366,635)             2,367        2,366,635

        TOTAL INVESTMENTS-107.8%
          (cost $669,971,954)                                674,021,286
        Other assets less liabilities-(7.8%)                 (48,914,761)

        NET ASSETS-100%                                     $625,106,525


(a) Unaudited.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 1995, the aggregate market value of these securities amounted to $167,134,807, representing 26.7% of net assets.

    Glossary of Terms:
    FRB - Floating Rate Bond.
    NR  - Not rated.

    See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995 (UNAUDITED)       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $669,971,954)          $674,021,286
  Cash                                                                    5,687
  Receivable for investment securities sold                          16,741,120
  Interest receivable                                                14,712,819
  Receivable for capital stock sold                                   1,392,290
  Other assets                                                           29,416
  Total assets                                                      706,902,618

LIABILITIES
  Payable for investment securities purchased                        77,165,621
  Dividends payable                                                   3,262,669
  Distribution fee payable                                              364,775
  Advisory fee payable                                                  310,107
  Payable for capital stock redeemed                                    288,850
  Accrued expenses                                                      404,071
  Total liabilities                                                  81,796,093

NET ASSETS                                                         $625,106,525

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     44,973
  Additional paid-in capital                                        608,189,702
  Undistributed net investment income                                 4,527,437
  Accumulated net realized gain on investments, options and
    other assets                                                      8,295,081
  Net unrealized appreciation of investments                          4,049,332
                                                                   $625,106,525

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($261,067,458/
    18,780,632 shares of capital stock issued and outstanding)           $13.90
  Sales charge-4.25% of public offering price                               .62
  Maximum offering price                                                 $14.52

  CLASS B SHARES
  Net asset value and offering price per share($299,375,820/
    21,541,700 shares of capital stock issued and outstanding)           $13.90

  CLASS C SHARES
  Net asset value, redemption and offering price per share($64,663,247
    /4,650,835 shares of capital stock issued and outstanding)           $13.90


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                           $29,578,560
  Dividends                                            1,659,569
                                                                   $31,238,129
EXPENSES
  Advisory fee                                         1,730,851
  Distribution fee - Class A                             364,778
  Distribution fee - Class B                           1,334,918
  Distribution fee - Class C                             282,443
  Transfer agency                                        497,497
  Custodian                                               69,489
  Administrative                                          69,247
  Audit and legal                                         56,908
  Printing                                                54,455
  Registration                                            50,751
  Taxes                                                   21,155
  Directors' fees                                          5,398
  Miscellaneous                                           10,175
  Total expenses                                                     4,548,065
  Net investment income                                             26,690,064

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      13,363,290
  Net realized gain on option transactions                             282,000
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     25,425,787
    Options                                                           (419,664)
  Net gain on investments                                           38,651,413

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $65,341,477


See notes to financial statements.


7



STATEMENT OF CHANGES
IN NET ASSETS                       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

                                               SIX MONTHS ENDED
                                               DECEMBER 31,1995    YEAR ENDED
                                                   (UNAUDITED)    JUNE 30,1995
                                                  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $ 26,690,064    $ 44,706,035
  Net realized gain (loss) on investments and
    options transactions                            13,645,290      (7,853,164)
  Net change in unrealized appreciation of
    investments and options                         25,006,123      22,302,973
  Net increase in net assets from operations        65,341,477      59,155,844

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                        (10,381,302)    (20,387,693)
    Class B                                        (10,506,332)    (17,840,438)
    Class C                                         (2,220,489)     (4,314,460)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      59,701,817      52,386,982
  Total increase                                   101,935,171      69,000,235

NET ASSETS
  Beginning of period                              523,171,354     454,171,119
  End of period                                   $625,106,525    $523,171,354


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995 (UNAUDITED)       ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Bond Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund, which is a Maryland corporation operates as a series company currently comprised of two portfolios: the Corporate Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The financial statements and notes include the operations of the Corporate Bond Portfolio (the 'Portfolio') only. The Portfolio offers three classes of shares; Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price on such exchange. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean of the closing bid and asked price as obtained from a recognized pricing service and brokers. Securities for which bid and asked price quotations are not readily available or restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

Securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

2. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income or net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the date the securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Portfolio accretes original issue discount as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P., (the 'Adviser'), an advisory fee at a annual rate of .625 of 1% of the first $500 million and .50 of 1% in excess of $500 million of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Portfolio pursuant to the securities laws of certain states to the extent its aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No such reimbursement was required for the six months ended December 31, 1995.

Pursuant to the advisory agreement, the Portfolio paid $69,247 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the six months ended December 31, 1995.

The Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and


9



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $339,158 for the six months ended December 31, 1995. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Portfolio's shares. The Distributor received front-end sales charges of $71,422 from the sale of Class A shares and $502,310 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the six months ended December 31, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Portfolio has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the Portfolio's average daily net assets attributable to the Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $5,718,361 and $723,921, for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $1,305,338,867 and $1,213,809,535, respectively, for the six months ended December 31, 1995. At December 31, 1995, the cost of securities for federal income tax purposes was $669,971,954. Accordingly, gross unrealized appreciation of investments was $23,061,004 and gross unrealized depreciation of investments was $19,011,672, resulting in net unrealized appreciation of $4,049,332. At June 30, 1995, the Portfolio had a capital loss carryforward for federal income tax purposes of approximately $131,606,190 of which $8,836,071 expires in 1996; $93,188,575 in 1997; $14,295,126 in 1998; $258,361 in 2000 and
$15,028,057 in 2003.

NOTEE: DERIVATIVES

1. OPTIONS TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in


10



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the six months ended December 31, 1995 were as follows:

                                                        NUMBER OF
                                                        CONTRACTS    PREMIUMS
                                                        ---------  ------------
Options outstanding at beginning of year                     1     $ 2,354,400
Options written                                             -0-             -0-
Options terminated in closing purchase transactions         (1)     (2,354,400)
Options expired                                             -0-             -0-
Options outstanding at December 31, 1995                    -0-    $        -0-


NOTE F: CAPITAL STOCK
There are 350,000,000 shares of $.001 par value capital stock authorized for the Portfolio, of which 250,000,000 shares are designated as Class A and 50,000,000 each for Class B and Class C shares. Transactions in capital stock were as follows:

                                 SHARES                      AMOUNT
                    ---------------------------- ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                      DEC. 31,1995     JUNE 30,   DEC. 31,1995      JUNE 30,
                       (UNAUDITED)       1995      (UNAUDITED)        1995
                      ------------   -----------  -------------   -------------
CLASS A
Shares sold             2,147,865     4,080,977   $ 28,604,767    $ 50,484,798
Shares issued in
  reinvestment of
  dividends               430,635       793,256      5,705,418       9,725,083
Shares redeemed        (1,657,963)   (4,535,928)   (22,002,516)    (55,998,676)
Net increase              920,537       338,305   $ 12,307,669    $  4,211,205

CLASS B
Shares sold             4,342,652     8,208,751   $ 57,770,276    $100,252,498
Shares issued in
  reinvestment of
  dividends               347,848       613,407      4,608,943       7,530,010
Shares redeemed        (1,832,870)   (4,864,645)   (24,378,456)    (58,632,382)
Net increase            2,857,630     3,957,513   $ 38,000,763    $ 49,150,126

CLASS C
Shares sold             1,285,599     2,047,757   $ 17,139,632    $ 25,280,601
Shares issued in
  reinvestment of
  dividends                71,536       168,260        948,615       2,081,504
Shares redeemed          (654,253)   (2,335,384)    (8,694,862)    (28,336,454)
Net increase (decrease)   702,882      (119,367)  $  9,393,385    $   (974,349)


11



FINANCIAL HIGHLIGHTS                ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            CLASS A
                                           --------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                           DECEMBER 31,                  YEAR ENDED JUNE 30,
                                               1995      ------------------------------------------------------
                                           (UNAUDITED)      1995       1994        1993       1992       1991
                                           ------------  ---------  ----------  ---------  ---------  ---------
Net asset value, beginning of period         $12.92        $12.51     $14.15      $12.01     $11.21     $11.39

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .65          1.19       1.11        1.25       1.06       1.11
Net realized and unrealized gain (loss)
  on investments                                .90           .36      (1.36)       2.13        .82       (.06)
Net increase (decrease) in net asset
  value from operations                        1.55          1.55       (.25)       3.38       1.88       1.05

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.57)        (1.14)     (1.11)      (1.24)     (1.08)     (1.23)
Dividends in excess of net investment
  income                                         -0-           -0-      (.03)         -0-        -0-        -0-
Distributions from net realized gains            -0-           -0-      (.25)         -0-        -0-        -0-
Total dividends and distributions              (.57)        (1.14)     (1.39)      (1.24)     (1.08)     (1.23)
Net asset value, end of period               $13.90        $12.92     $12.51      $14.15     $12.01     $11.21

TOTAL RETURN
Total investment return based on net
  asset value (c)                             12.27%        13.26%     (2.58)%     29.62%     17.43%      9.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $261,067      $230,750   $219,182    $216,171    $60,356    $62,268
Ratio of expenses to average net assets        1.20%(a)      1.24%      1.30%       1.39%      1.48%      1.44%
Ratio of net investment income to
  average net assets                           9.81%(a)      9.70%      7.76%       9.29%      8.98%      9.84%
Portfolio turnover rate                         199%          387%       372%        579%       610%       357%


See footnote summary on page 14.


12



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS B
                                           ----------------------------------------------
                                           SIX MONTHS                          JANUARY 8,
                                              ENDED                              1993(B)
                                           DECEMBER 31,   YEAR ENDED JUNE 30,      TO
                                               1995      --------------------    JUNE 30,
                                           (UNAUDITED)      1995       1994        1993
                                           ------------  ---------  ----------  ---------
Net asset value, beginning of period         $12.92        $12.50     $14.15      $12.47

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .60          1.11       1.02         .49
Net realized and unrealized gain (loss)
  on investments                                .91           .36      (1.37)       1.69
Net increase (decrease) in net asset
  value from operations                        1.51          1.47       (.35)       2.18

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.53)        (1.05)     (1.04)       (.50)
Dividends in excess of net investment
  income                                         -0-           -0-      (.01)         -0-
Distribution from net realized gains             -0-           -0-      (.25)         -0-
Total dividends and distributions              (.53)        (1.05)     (1.30)       (.50)
Net asset value, end of period               $13.90        $12.92     $12.50      $14.15

TOTAL RETURN
Total investment return based on net
  asset value (c)                             11.90%        12.54%     (3.27)%     17.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $299,376      $241,393   $184,129     $55,508
Ratio of expenses to average net assets        1.91%(a)      1.99%      2.00%       2.10%(a)
Ratio of net investment income to
  average net assets                           9.13%(a)      9.07%      7.03%       7.18%(a)
Portfolio turnover rate                         199%          387%       372%        579%


See footnote summary on page 14.


13



FINANCIAL HIGHLIGHTS (CONTINUED)    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS C
                                           -------------------------------------------------
                                           SIX MONTHS                              MAY 3,
                                              ENDED                               1993(B)
                                           DECEMBER 31,   YEAR ENDED JUNE 30,       TO
                                               1995      --------------------     JUNE 30,
                                           (UNAUDITED)      1995       1994         1993
                                           ------------  ---------  ----------  ------------
Net asset value, beginning of period         $12.93        $12.50     $14.15      $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           .60          1.10       1.02         .16
Net realized and unrealized gain (loss)
  on investments                                .90           .38      (1.37)        .53
Net increase (decrease) in net asset
  value from operations                        1.50          1.48       (.35)        .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (.53)        (1.05)     (1.05)       (.17)
Dividends in excess of net investment
  income                                         -0-           -0-        -0-         -0-
Distribution from net realized gains             -0-           -0-      (.25)         -0-
Total dividends and distributions              (.53)        (1.05)     (1.30)       (.17)
Net asset value, end of period               $13.90        $12.93     $12.50      $14.15

TOTAL RETURN
Total investment return based on net
  asset value (c)                             11.81%        12.62%     (3.27)%      5.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)    $64,663       $51,028     50,860      $5,115
Ratio of expenses to average net assets        1.90%(a)      1.84%      1.99%       2.05%(a)
Ratio of net investment income to
average net assets                             9.12%(a)      8.95%      6.98%       5.51%(a)
Portfolio turnover rate                         199%          387%       372%        579%


(a) Annualized.

(b) Commencement of distribution.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period less than one year is not annualized.


14



                                    ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
EUGENE F. O'NEIL (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


15



ALLIANCE BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

CBPSR